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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                             SEPTEMBER 28, 1998
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              Date of Report (date of earliest event reported)

                             QUANTUM CORPORATION
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           (Exact name of Registrant as specified in its charter)

         DELAWARE                        0-12390                94-2665054
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(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)

                            500 MCCARTHY BOULEVARD
                          MILPITAS, CALIFORNIA 95035
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                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 408-894-4000
             (Registrant's telephone number, including area code)




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ITEM 2.   ACQUISITION OR DISPOSITION ASSETS.
          ---------------------------------

          On May 18, 1998, Quantum Corporation, a Delaware corporation (the "Registrant"), entered into a definitive agreement (the "Acquisition Agreement") providing for the merger (the "Merger") of Quick Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant ("Sub"), with and into ATL Products, Inc., a Delaware corporation ("ATL"). The Merger was effected on September 28, 1998 (the "Effective Time"), pursuant to a Certificate of Merger (the "Certificate of Merger") filed by ATL with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Merger, upon the Effective Time of the Merger, each outstanding share of the Class A Common Stock, $.0001 par value, and Class B Common Stock, $.0001 par value, of ATL (collectively, "ATL Common Stock"), other than shares as to which appraisal rights pursuant to the Delaware Business Corporation Law had been exercised and shares held in the treasury of ATL or owned by Sub, the Registrant or any wholly-owned subsidiary of ATL or the Registrant, were converted into the right to receive 1.7554 (the "Exchange Ratio") shares of the Common Stock, $.01 par value, of the Registrant ("Registrant Common Stock"), and each outstanding option or right to purchase ATL Common Stock under the ATL 1996 Stock Incentive Plan and the ATL 1997 Stock Incentive Plan (collectively, the "ATL Stock Option Plans") were assumed by the Registrant and became an option or right to purchase Registrant Common Stock, with appropriate adjustments to be made to the number of shares issuable thereunder and the exercise price thereof based on the Exchange Ratio. In addition, as a result of the Merger, the exercisability of certain outstanding options under such ATL Stock Option Plans will accelerate by 50% as of the Effective Time of the Merger.

          The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a purchase for financial reporting purposes in accordance with generally accepted accounting principles. The assets of ATL were used, prior to the Effective Time of the Merger, for the design, manufacturing, marketing and servicing of automated magnetic tape libraries used to manage, store and transfer data in networked computing environments, a use which the Registrant intends to continue immediately following the Merger.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Financial statements of business acquired, prepared pursuant to Rule
          3.05 of Regulation S-X:

          Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-61703) filed with the Securities and Exchange Commission on August 24, 1998.

     (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

          The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before December 12, 1998.

     (c)  Exhibits in accordance with Item 601 of Regulation S-K:

     Exhibits.
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          2.1   Agreement and Plan of Reorganization, dated as of May 18, 1998, by and among Quantum Corporation, a Delaware corporation, ATL Products, Inc., a Delaware corporation, and Quick Acquisition Corporation, a Delaware corporation.
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                Incorporated by reference to the Registrant's Post-Effective
                Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-61703) filed with the Securities and Exchange Commission on August 24, 1998.

          2.2 Certificate of Merger by and between Quick Acquisition Corporation, a Delaware corporation, and ATL Products, Inc, a Delaware corporation, dated as of September 28, 1998.
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                                  SIGNATURES



     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUANTUM CORPORATION



                                                  /s/ Andrew Kryder
Dated:    September 28, 1998                  By:_______________________________
                                                     Andrew Kryder
                                                     Vice President, Finance and
                                                     General Counsel
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                               INDEX TO EXHIBITS


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                                                                                     SEQUENTIALLY
 EXHIBIT                                                                               NUMBERED
 NUMBER                                 DESCRIPTION                                      PAGE


  2.1 Agreement and Plan of Reorganization, dated as of May 18, 1998, by and among Quantum Corporation, a Delaware corporation, ATL Products, Inc., a Delaware corporation, and Quick Acquisition Corporation, a Delaware corporation.

             Incorporated by reference to the Registrant's Post-Effective Amendment
             No. 1 to the Registration Statement on Form S-4 (File No. 333-61703) filed with the Securities and Exchange Commission on August 24, 1998.

  2.2 Certificate of Merger by and between Quick Acquisition Corporation, a Delaware corporation, and ATL Products, Inc, a Delaware corporation, dated as of September 28, 1998.




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